EXHIBIT 99.1

Zomedica Appoints Scott A. Jordan Executive Vice President, Finance & Chief Financial Officer

Seasoned executive brings a broad skill set to Zomedica’s leadership team.

ANN ARBOR, MI / ACCESSWIRE / December 19, 2023 / Zomedica Corp. (NYSE American: ZOM) (“Zomedica” or the “Company”), a veterinary health company offering point-of-care diagnostics and therapeutic products for companion animals, announced that it has appointed Scott A. Jordan as its Executive Vice President, Finance and Chief Financial Officer, effective January 1, 2025.

“Scott brings a broad range of skills and experience that will be increasingly important to us as we move forward,” said Larry Heaton, Zomedica’s Chief Executive Officer. “We are excited to welcome him to the Zomedica team and look forward to leveraging his expertise to help deliver on our mission of advancing animal health and veterinarian success.”

Mr. Jordan brings over 30 years of experience within the life sciences and diagnostics industries to Zomedica. Mr. Jordan’s expertise in organizational management, strategic finance, business development, and product commercialization will be invaluable as Zomedica looks to continue its rapid growth in the animal health space.

Prior to joining Zomedica, Scott Jordan was the CEO and Founder of S. Jordan Associates (SJA), a boutique investment bank headquartered in Chicago, Illinois, where Scott worked with life sciences and diagnostics companies to raise non-dilutive capital and private placements, close strategic partnerships, and facilitate listings on public stock exchanges.

In addition to Mr. Jordan’s role as CEO and Founder of SJA, he was also Chief Financial Officer of Inomagen Therapeutics, a private biotechnology company focused on developing a gene therapy for the treatment of atrial fibrillation, where he managed the company’s cost accounting, financial planning, treasury-related activities, controllership, fiscal management, regulatory reporting requirements, and tax planning.

In his previous roles, Mr. Jordan served as Chief Business Officer / Chief Financial Officer of two biotechnology companies located in Houston, Texas, Iterion Therapeutics and Salarius Pharmaceuticals. During his time at Salarius, the company achieved pivotal financing and scientific milestones, resulting in Salarius becoming listed on NASDAQ via a reverse merger with Flex Pharma in July of 2019. Mr. Jordan also worked at Healthios Capital Markets LLC, a boutique investment bank serving the life sciences industry. Scott started his career at Abbott Laboratories in marketing and commercialization roles.

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Scott Jordan commented, “I am honored to join Zomedica at such an exciting time in the company’s evolution,” said Mr. Jordan. “Zomedica's commitment to improving animal health through innovative solutions resonates deeply with me. I look forward to leveraging my experience to support the company’s growth, deliver value to our stakeholders, and expand our impact within the veterinary healthcare market.”

Mr. Jordan graduated from Michigan State University, with a BA in Marketing and an MBA in Finance from DePaul University’s Kellstadt Graduate School of Management.

Mr. Jordan succeeds Peter Donato, who served as Zomedica’s Chief Financial Officer from March 2023 until August 2024 when he departed to pursue other interests.

About Zomedica

Zomedica is a leading equine and companion animal healthcare company dedicated to improving animal health by providing veterinarians innovative therapeutic and diagnostic solutions. Our gold standard PulseVet® shock wave system, which accelerates healing in musculoskeletal conditions, has transformed veterinary therapeutics. Our suite of products also includes the Assisi® Loop line of therapeutic devices and the TRUFORMA® diagnostic platform, the TRUVIEW™ digital cytology system, and the VetGuardian® no-touch monitoring system, all designed to empower veterinarians to provide top-tier care. In the aggregate, their total addressable market in the U.S. exceeds $2 billion. Headquartered in Michigan, Zomedica employs approximately 150 people and manufactures and distributes its products from its world-class facilities in Georgia and Minnesota. An NYSE American company, Zomedica grew revenue 33% in 2023 to $25 million and maintains a strong balance sheet with approximately $78 million in liquidity as of September 30, 2024. Zomedica is advancing its product offerings, leveraging strategic acquisitions, and expanding internationally as we work to enhance the quality of care for pets, increase pet parent satisfaction, and improve the workflow, cash flow and profitability of veterinary practices. For more information visit www.zomedica.com.

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Cautionary Note Regarding Forward-Looking Statements

Except for statements of historical fact, this news release contains certain "forward-looking information" or "forward-looking statements" (collectively, "forward-looking information") within the meaning of applicable securities law. Forward-looking information is frequently characterized by words such as "plan", "expect", "project", "intend", "believe", "anticipate", "estimate" and other similar words, or statements that certain events or conditions "may" or "will" occur and include statements relating to our expectations regarding future results. Although we believe that the expectations reflected in the forward-looking information are reasonable, there can be no assurance that such expectations will prove to be correct. We cannot guarantee future results, performance, or achievements. Consequently, there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking information.

Forward-looking information is based on the opinions and estimates of management at the date the statements are made, including assumptions with respect to economic growth, demand for the Company's products, the Company's ability to produce and sell its products, sufficiency of our budgeted capital and operating expenditures, the satisfaction by our strategic partners of their obligations under our commercial agreements, our ability to realize upon our business plans and cost control efforts and the impact of COVID-19 on our business, results and financial condition.

Our forward-looking information is subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking information. Some of the risks and other factors that could cause the results to differ materially from those expressed in the forward-looking information include, but are not limited to: the outcome of clinical studies, the application of generally accepted accounting principles, which are highly complex and involve many subjective assumptions, estimates, and judgments, uncertainty as to whether our strategies and business plans will yield the expected benefits; uncertainty as to the timing and results of development work and verification and validation studies; uncertainty as to the timing and results of commercialization efforts, as well as the cost of commercialization efforts, including the cost to develop an internal sales force and manage our growth; uncertainty as to our ability to successfully integrate acquisitions; uncertainty as to our ability to supply products in response to customer demand; uncertainty as to the likelihood and timing of any required regulatory approvals, and the availability and cost of capital; the ability to identify and develop and achieve commercial success for new products and technologies; veterinary acceptance of our products; competition from related products; the level of expenditures necessary to maintain and improve the quality of products and services; changes in technology and changes in laws and regulations; our ability to secure and maintain strategic relationships; performance by our strategic partners of their obligations under our commercial agreements, including meeting distribution obligations; risks pertaining to permits and licensing, intellectual property infringement risks, risks relating to any required clinical trials and regulatory approvals, risks relating to the safety and efficacy of our products, the use of our products, intellectual property protection, risks related to the COVID-19 pandemic and its impact upon our business operations generally, including our ability to develop and commercialize our products, and the other risk factors disclosed in our filings with the SEC and under our profile on SEDAR+ at www.sedarplus.com. Readers are cautioned that this list of risk factors should not be construed as exhaustive.

The forward-looking information contained in this news release is expressly qualified by this cautionary statement. We undertake no duty to update any of the forward-looking information to conform such information to actual results or to changes in our expectations except as otherwise required by applicable securities legislation. Readers are cautioned not to place undue reliance on forward-looking information.

Investor Relations Contact:

Zomedica Investor Relations

investors@zomedica.com

1-734-369-2555

SOURCE: Zomedica Corp.

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